Exhibit 3.249

DARREN HAUCK

C/O ALSTON & BIRD LLP

1201 W. PEACHTREE STREET, N.W.

ATLANTA, GA 303093424

CERTIFICATE OF ORGANIZATION

I, Lewis A. Massey, the Secretary of State of the State of Georgia, do hereby certify under the seal of my office that

EHCA NORTHLAKE, LLC

A GEORGIA LIMITED LIABILITY COMPANY

has been duly organized under the laws of the State of Georgia on the effective date stated above by the filing of articles of organization in the office of the Secretary of State and by the paying of fees as provided by Title 14 of the Official Code of Georgia Annotated.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

Lewis A. Massey Secretary of State

ARTICLES OF ORGANIZATION

OF

EHCA NORTHLAKE, LLC

ARTICLE I

Name

The name of this Limited Liability Company is “EHCA NORTHLAKE, LLC”. It is referred to in these Articles of Organization, dated December __, 1998, as the “LLC”. It is organized under the Georgia Limited Liability Company Act (O.C.G.A. §14-11-100 et. seq.)

ARTICLE II

Management

Management of the LLC is vested in one or more Manager(s).

IN WITNESS WHEREOF, the undersigned has executed these Articles of Organization as of the date first above written.

EHCA NORTHLAKE, LLC

Name:
Organizer

TRANSMITTAL INFORMATION

GEORGIA LIMITED LIABILITY COMPANY

DOCKET# 983510690	PENDING # P256063	CONTROL # 9845530
DOCKET CODE 356	DATE FILED 12/11/98	AMOUNT RECEIVED 75	CHECK/RECEIPT # 290722
TYPE CODE GL	EXAMINER 48	JURISDICTION (COUNTY) CODE 060

NOTICE TO APPLICANT: PRINT PLAINLY OR TYPE REMAINDER OF THIS FORM.

1.	983170773
LLC Name Reservation Number

EHCA Northlake, LLC
LLC Name

2.	Darren Hauck				(404) 881-7000
	Applicant/Attorney				Telephone Number

c/o Alston & Bird LLP, 1201 W. Peachtree Street, N.W.
Address

	Atlanta,	Georgia	30309-3424
	City	State	Zip Code

3.	3200 Howell Mill Road, NW
Principal Office Mailing Address

	Atlanta,	Georgia	30327
	City	State	Zip Code

4.	Charles H. Keaton
Name of Registered Agent in Georgia

3200 Howell Mill Road, NW
Registered Office Street Address in Georgia

	Atlanta	Fulton	GA	30327
	City	County	State	Zip Code

5.	Name and Address of each organizer	(Attach additional sheets if necessary)

	Darren Hauck	1201 W. Peachtree St., NW,	Atlanta,	GA	30309-3424
	Organizer	Address	City	State	Zip Code

_____________________________________________________________________________________________________________________
	Organizer	Address	City	State	Zip Code

6.	Mail or deliver to the Secretary of State, at the above address, the following:

1) This transmittal form 2) The original and one copy of the Articles of Organization 3) A filing fee of $75.00 payable to Secretary or State. Filing fees are NON-refundable.

/s/ Darren Hauck	12/10/98
Authorized Signature (Member, Manager or Organizer)	Date

Registered agent, officer, entity status information on the Internet: http://www.sos.state.ga.us

FORM 231